UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2003

Targeted Genetics Corporation

(Exact name of registrant as specified in charter)

Washington	0-23930	91-1549568

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Olive Way, Suite 100, Seattle, Washington	98101

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (206) 623-7612

Not Applicable

(Former name or former address, if changed since last report)

1

Item 7. Exhibits.

(a)	Financial statements of business acquired.

                  Not applicable.

(b)	Pro forma financial information.

                  Not applicable.

(c)	Exhibits.

Exhibit
No.	Description

99.1	Press Release of Targeted Genetics Corporation dated October 30, 2003

Item 12. Results and Operations of Financial Condition.

     On October 30, 2003, Targeted Genetics Corporation issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 and is incorporated into this current report by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGETED GENETICS CORPORATION

	By:	/s/ Todd E. Simpson

Date: October 30, 2003		Todd E. Simpson
Vice President, Finance and
Administration and Chief Financial
Officer, Secretary and Treasurer
(Principal Financial and Accounting
Officer)

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release of Targeted Genetics Corporation dated October 30, 2003